EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2023 Financial Results

SAN RAFAEL, Calif., Oct. 19, 2023 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the third quarter 2023 of $41.6 million and diluted earnings per common share (“EPS”) of $1.56, which represent the highest third quarter results in Company history. Third quarter 2023 results include a life insurance gain which increased EPS $0.01. Third quarter 2023 results compare to second quarter 2023 net income of $40.2 million and EPS of $1.51.

“Westamerica’s third quarter 2023 results benefited from the Company’s valuable low-cost deposit base, of which 48 percent was represented by non-interest bearing checking accounts during the third quarter 2023. The annualized cost of funding our loan and bond portfolios was 0.07 percent in the third quarter 2023. The Company’s customer deposits and shareholders’ equity fully funded our interest earning assets during the third quarter 2023; the Company did not borrow from the Federal Reserve Bank or correspondent banks. Operating expenses remained well controlled. Nonperforming assets were a stable $1.2 million at September 30, 2023,” said Chairman, President and CEO David Payne. “Third quarter 2023 results generated an annualized 18.3 percent return on average common equity. Shareholders were paid a $0.44 per common share dividend during the third quarter 2023,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $72.1 million for the third quarter 2023, compared to $70.3 million for the second quarter 2023. The annualized yield earned on loans, bonds and cash for the third quarter 2023 was 4.50 percent, up from 4.38 percent for the second quarter 2023. The annualized cost of funding the loan and bond portfolios was 0.07 percent for the third quarter 2023, compared to 0.04 percent for the second quarter 2023. Variable rate assets at September 30, 2023 included $1.5 billion in collateralized loan obligations on which interest rates reset quarterly.

The Company provided $400 thousand for credit losses on loans in the third quarter 2023. The Allowance for Credit Losses on Loans was $17.7 million at September 30, 2023.

Noninterest income for the third quarter 2023 totaled $11.3 million compared to $10.7 million for the second quarter 2023. Third quarter 2023 results include a $278 thousand life insurance gain.

Noninterest expenses for the third quarter 2023 were $25.7 million compared to $25.8 million for the second quarter 2023.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company’s control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company’s most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2022 filed on Form 10-K and quarterly report for the quarter ended June 30, 2023 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company’s business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 19, 2023
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2023

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3’2023	Q3’2022	Change	Q2’2023

Net Interest and Fee Income (FTE)	$72,092	$60,780	18.6%	$70,281
Provision for Credit Losses	400	-	n/m	-
Noninterest Income	11,281	11,818	-4.5%	10,700
Noninterest Expense	25,650	24,767	3.6%	25,839
Income Before Taxes (FTE)	57,323	47,831	19.8%	55,142
Income Tax Provision (FTE)	15,722	13,071	20.3%	14,894
Net Income	$41,601	$34,760	19.7%	$40,248

Average Common Shares Outstanding	26,648	26,906	-1.0%	26,648
Diluted Average Common Shares Outstanding	26,650	26,916	-1.0%	26,648

Operating Ratios:
Basic Earnings Per Common Share	$1.56	$1.29	20.9%	$1.51
Diluted Earnings Per Common Share	1.56	1.29	20.9%	1.51
Return On Assets (a)	2.41%	1.85%		2.35%
Return On Common Equity (a)	18.3%	17.1%		18.4%
Net Interest Margin (FTE) (a)	4.43%	3.44%		4.34%
Efficiency Ratio (FTE)	30.8%	34.1%		31.9%

Dividends Paid Per Common Share	$0.44	$0.42	4.8%	$0.42
Common Dividend Payout Ratio	28%	33%		28%

			%
	9/30’23YTD	9/30’22YTD	Change

Net Interest and Fee Income (FTE)	$211,935	$152,620	38.9%
Reversal of Provision for Credit Losses (2)	(1,150)	-	n/m
Noninterest Income (1)	32,530	34,658	-6.1%
Noninterest Expense	77,699	74,271	4.6%
Income Before Taxes (FTE)	167,916	113,007	48.6%
Income Tax Provision (FTE)	45,616	30,317	50.5%
Net Income	$122,300	$82,690	47.9%

Average Common Shares Outstanding	26,718	26,889	-0.6%
Diluted Average Common Shares Outstanding	26,721	26,901	-0.7%

Operating Ratios:
Basic Earnings Per Common Share	$4.58	$3.08	48.7%
Diluted Earnings Per Common Share	4.58	3.07	49.2%
Return On Assets (a)	2.36%	1.49%
Return On Common Equity (a)	18.6%	14.0%
Net Interest Margin (FTE) (a)	4.32%	2.90%
Efficiency Ratio (FTE)	31.8%	39.7%

Dividends Paid Per Common Share	$1.28	$1.26	1.6%
Common Dividend Payout Ratio	28%	41%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3’2023	Q3’2022	Change	Q2’2023

Interest and Fee Income (FTE)	$73,225	$61,267	19.5%	$70,888
Interest Expense	1,133	487	132.6%	607
Net Interest and Fee Income (FTE)	$72,092	$60,780	18.6%	$70,281

Average Earning Assets	$6,438,411	$7,041,313	-8.6%	$6,457,270
Average Interest- Bearing Liabilities	3,118,632	3,520,083	-11.4%	3,144,264

Yield on Earning Assets (FTE) (a)	4.50%	3.47%		4.38%
Cost of Funds (a)	0.07%	0.03%		0.04%
Net Interest Margin (FTE) (a)	4.43%	3.44%		4.34%
Interest Expense/
Interest-Bearing Liabilities (a)	0.14%	0.05%		0.08%
Net Interest Spread (FTE) (a)	4.36%	3.42%		4.30%

			%
	9/30’23YTD	9/30’22YTD	Change

Interest and Fee Income (FTE)	$214,146	$154,070	39.0%
Interest Expense	2,211	1,450	52.5%
Net Interest and Fee Income (FTE)	$211,935	$152,620	38.9%

Average Earning Assets	$6,519,448	$7,013,627	-7.0%
Average Interest- Bearing Liabilities	3,182,734	3,538,361	-10.1%

Yield on Earning Assets (FTE) (a)	4.36%	2.93%
Cost of Funds (a)	0.04%	0.03%
Net Interest Margin (FTE) (a)	4.32%	2.90%
Interest Expense/
Interest-Bearing Liabilities (a)	0.09%	0.05%
Net Interest Spread (FTE) (a)	4.27%	2.88%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3’2023	Q3’2022	Change	Q2’2023

Total Assets	$6,847,691	$7,472,304	-8.4%	$6,865,591
Total Earning Assets	6,438,411	7,041,313	-8.6%	6,457,270
Total Loans	903,854	989,033	-8.6%	926,795
Commercial Loans	151,431	190,325	-20.4%	157,975
Commercial Real Estate Loans	493,072	494,717	-0.3%	491,902
Consumer Loans	259,351	303,991	-14.7%	276,918
Total Investment Securities	5,247,118	5,552,588	-5.5%	5,365,377
Debt Securities Available for Sale	4,353,794	4,845,055	-10.1%	4,460,339
Debt Securities Held to Maturity	893,324	707,533	26.3%	905,038
Total Interest-Bearing Cash	287,439	499,692	-42.5%	165,098

Loans/Deposits	15.8%	15.2%		16.0%

			%
	9/30’23YTD	9/30’22YTD	Change

Total Assets	$6,940,897	$7,433,140	-6.6%
Total Earning Assets	6,519,448	7,013,627	-7.0%
Total Loans	925,351	1,009,314	-8.3%
Commercial Loans	158,204	200,206	-21.0%
Commercial Real Estate Loans	492,702	508,812	-3.2%
Consumer Loans	274,445	300,296	-8.6%
Total Investment Securities	5,385,986	5,172,003	4.1%
Debt Securities Available for Sale	4,482,376	4,741,400	-5.5%
Debt Securities Held to Maturity	903,610	430,603	109.8%
Total Interest-Bearing Cash	208,111	832,310	-75.0%

Loans/Deposits	15.8%	15.7%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3’2023	Q3’2022	Change	Q2’2023

Total Deposits	$5,722,817	$6,495,051	-11.9%	$5,797,504
Noninterest Demand	2,721,358	3,058,662	-11.0%	2,751,319
Interest-Bearing Transaction	1,149,483	1,308,310	-12.1%	1,159,653
Savings	1,741,994	1,989,275	-12.4%	1,763,410
Time greater than $100K	43,073	62,014	-30.5%	53,901
Time less than $100K	66,909	76,790	-12.9%	69,221
Total Short-Term Borrowings	117,173	83,694	40.0%	98,079
Shareholders’ Equity	902,300	807,428	11.7%	877,964

Demand Deposits/ Total Deposits	47.6%	47.1%		47.5%
Transaction & Savings Deposits / Total Deposits	98.1%	97.9%		97.9%

			%
	9/30’23YTD	9/30’22YTD	Change

Total Deposits	$5,859,506	$6,437,943	-9.0%
Noninterest Demand	2,774,282	3,020,892	-8.2%
Interest-Bearing Transaction	1,180,551	1,290,850	-8.5%
Savings	1,783,891	1,984,931	-10.1%
Time greater than $100K	51,481	63,318	-18.7%
Time less than $100K	69,301	77,952	-11.1%
Total Short-Term Borrowings	97,510	121,310	-19.6%
Shareholders’ Equity	879,740	790,691	11.3%

Demand Deposits/ Total Deposits	47.3%	46.9%
Transaction & Savings Deposits / Total Deposits	97.9%	97.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3’2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,438,411	$73,225	4.50%
Total Loans (FTE)	903,854	12,016	5.27%
Commercial Loans (FTE)	151,431	2,743	7.19%
Commercial Real Estate Loans	493,072	5,914	4.76%
Consumer Loans	259,351	3,359	5.14%
Total Investments (FTE)	5,247,118	57,280	4.32%
Total Debt Securities Available for Sale (FTE)	4,353,794	48,285	4.38%
Corporate Securities	2,148,308	14,851	2.77%
Collateralized Loan Obligations	1,530,992	28,023	7.16%
Agency Mortgage Backed Securities	276,755	1,676	2.42%
Securities of U.S. Government sponsored
entities	307,106	2,777	3.62%
Obligations of States and Political
Subdivisions (FTE)	76,406	573	3.00%
Other Debt Securities Available for Sale (FTE)	14,227	385	10.82%
Total Debt Securities Held to Maturity (FTE)	893,324	8,995	4.03%
Agency Mortgage Backed Securities	88,147	475	2.16%
Corporate Securities	725,862	7,815	4.31%
Obligations of States and Political
Subdivisions (FTE)	79,315	705	3.55%
Total Interest-Bearing Cash	287,439	3,929	5.35%

Interest Expense Paid:
Total Earning Assets	6,438,411	1,133	0.07%
Total Interest-Bearing Liabilities	3,118,632	1,133	0.14%
Total Interest-Bearing Deposits	3,001,459	1,095	0.14%
Interest-Bearing Transaction	1,149,483	131	0.05%
Savings	1,741,994	886	0.20%
Time less than $100K	66,909	52	0.31%
Time greater than $100K	43,073	26	0.24%
Total Short-Term Borrowings	117,173	38	0.13%

Net Interest Income and
Margin (FTE)		$72,092	4.43%

	Q3’2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned:
Total Earning Assets (FTE)	$7,041,313	$61,267	3.47%
Total Loans (FTE)	989,033	12,298	4.93%
Commercial Loans (FTE)	190,325	2,843	5.93%
Commercial Real Estate Loans	494,717	5,821	4.67%
Consumer Loans	303,991	3,634	4.74%
Total Investments (FTE)	5,552,588	46,227	3.33%
Total Debt Securities Available for Sale (FTE)	4,845,055	39,388	3.22%
Corporate Securities	2,518,870	17,404	2.76%
Collateralized Loan Obligations	1,600,611	16,355	4.00%
Agency Mortgage Backed Securities	336,392	2,001	2.38%
Securities of U.S. Government sponsored
entities	288,538	2,604	3.61%
Obligations of States and Political
Subdivisions (FTE)	86,357	660	3.06%
Other Debt Securities Available for Sale (FTE)	14,287	364	10.18%
Total Debt Securities Held to Maturity (FTE)	707,533	6,839	3.87%
Agency Mortgage Backed Securities	117,606	586	1.99%
Corporate Securities	477,881	5,230	4.38%
Obligations of States and Political
Subdivisions (FTE)	112,046	1,023	3.65%
Total Interest-Bearing Cash	499,692	2,742	2.15%

Interest Expense Paid:
Total Earning Assets	7,041,313	487	0.03%
Total Interest-Bearing Liabilities	3,520,083	487	0.05%
Total Interest-Bearing Deposits	3,436,389	470	0.05%
Interest-Bearing Transaction	1,308,310	94	0.03%
Savings	1,989,275	290	0.06%
Time less than $100K	76,790	47	0.24%
Time greater than $100K	62,014	39	0.25%
Total Short-Term Borrowings	83,694	17	0.08%

Net Interest Income and
Margin (FTE)		$60,780	3.44%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3’2023	Q3’2022	Change	Q2’2023

Service Charges on Deposit Accounts	$3,705	$3,737	-0.9%	$3,459
Merchant Processing Services	2,911	2,925	-0.5%	2,869
Debit Card Fees	1,717	1,594	7.7%	1,759
Trust Fees	783	810	-3.3%	810
ATM Processing Fees	640	594	7.7%	702
Other Service Fees	463	463	0.1%	458
Financial Services Commissions	78	79	-1.3%	103
Life Insurance Gains	278	923	n/m	-
Securities Losses	-	-	n/m	(125)
Other Noninterest Income	706	693	1.9%	665
Total Noninterest Income	$11,281	$11,818	-4.5%	$10,700

Operating Ratios:
Total Revenue (FTE)	$83,373	$72,598	14.8%	$80,981
Noninterest Income/Revenue (FTE)	13.5%	16.3%		13.2%
Service Charges/Avg. Deposits (a)	0.26%	0.23%		0.24%
Total Revenue (FTE) Per Avg.
Common Share (a)	$12.41	$10.70	15.9%	$12.19

			%
	9/30’23YTD	9/30’22YTD	Change

Service Charges on Deposit Accounts	$10,629	$11,006	-3.4%
Merchant Processing Services	8,417	8,922	-5.7%
Debit Card Fees (1)	5,118	6,175	-17.1%
Trust Fees	2,358	2,462	-4.2%
ATM Processing Fees	1,996	1,514	31.8%
Other Service Fees	1,320	1,392	-5.2%
Financial Services Commissions	270	314	-14.0%
Life Insurance Gains	278	923	n/m
Securities Losses	(125)	-	n/m
Other Noninterest Income	2,269	1,950	16.4%
Total Noninterest Income	$32,530	$34,658	-6.1%

Operating Ratios:
Total Revenue (FTE)	$244,465	$187,278	30.5%
Noninterest Income/Revenue (FTE)	13.3%	18.5%
Service Charges/Avg. Deposits (a)	0.24%	0.23%
Total Revenue (FTE) Per Avg.
Common Share (a)	$12.23	$9.31	31.4%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3’2023	Q3’2022	Change	Q2’2023

Salaries & Benefits	$11,820	$11,311	4.5%	$11,828
Occupancy and Equipment	5,065	5,064	0.0%	5,012
Outsourced Data Processing	2,473	2,434	1.6%	2,488
Limited Partnership Operating Losses	1,440	1,431	0.6%	1,440
Professional Fees	401	582	-31.1%	485
Courier Service	745	671	11.0%	611
Other Noninterest Expense	3,706	3,274	13.2%	3,975
Total Noninterest Expense	$25,650	$24,767	3.6%	$25,839

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets (a)	1.58%	1.40%		1.60%
Noninterest Expense/Revenues (FTE)	30.8%	34.1%		31.9%

			%
	9/30’23YTD	9/30’22YTD	Change

Salaries & Benefits	$35,715	$34,643	3.1%
Occupancy and Equipment	15,562	14,666	6.1%
Outsourced Data Processing	7,405	7,294	1.5%
Limited Partnership Operating Losses	4,314	4,293	0.5%
Professional Fees	1,362	2,054	-33.7%
Courier Service	1,971	1,914	3.0%
Other Noninterest Expense	11,370	9,407	20.9%
Total Noninterest Expense	$77,699	$74,271	4.6%

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets (a)	1.59%	1.42%
Noninterest Expense/Revenues (FTE)	31.8%	39.7%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q3’2023	Q3’2022	Change	Q2’2023

Average Total Loans	$903,854	$989,033	-8.6%	$926,795

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$18,480	$22,313	-17.2%	$19,509
Provision for Credit Losses	400	-	n/m	-
Net ACLL Losses	(1,136)	(1,095)	3.7%	(1,029)
End of Period ACLL	$17,744	$21,218	-16.4%	$18,480

Gross ACLL Recoveries / Gross ACLL Losses	46%	43%		38%

Net ACLL Losses /
Avg. Total Loans (a)	0.50%	0.44%		0.45%

			%
	9/30’23YTD	9/30’22YTD	Change

Average Total Loans	$925,351	$1,009,314	-8.3%

Beginning of Period ACLL	$20,284	$23,514	-13.7%
Reversal of Provision for Credit Losses (2)	(1,150)	-	n/m
Net ACLL Losses	(1,390)	(2,296)	-39.5%
End of Period ACLL	$17,744	$21,218	-16.4%

Gross ACLL Recoveries / Gross ACLL Losses	76%	49%

Net ACLL Losses / Avg. Total Loans (a)	0.20%	0.30%

	(dollars in thousands)
			%
	9/30/23	9/30/22	Change	6/30/23
Allowance for Credit Losses on Loans	$17,744	$21,218	-16.4%	$18,480
Allowance for Credit Losses on
Held to Maturity Securities	1	7	-85.5%	1
Total Allowance for Credit Losses	$17,745	$21,225	-16.4%	$18,481

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/23	9/30/22	Change	6/30/23
Nonperforming Loans:
Nonperforming Nonaccrual Loans	$205	$131	56.5%	$192
Performing Nonaccrual Loans	4	66	-93.9%	5
Total Nonaccrual Loans	209	197	6.1%	197
90+ Days Past Due Accruing Loans	1,029	769	33.8%	656
Total Nonperforming Loans	$1,238	$966	28.2%	$853

Total Loans Outstanding	$885,850	$979,033	-9.5%	$919,583

Total Assets	6,567,288	7,177,025	-8.5%	6,582,740

Loans:
Allowance for Credit Losses on Loans	$17,744	$21,218	-16.4%	$18,480
Allowance for Credit Losses on Loans /
Loans	2.00%	2.17%		2.01%
Nonperforming Loans/Total Loans	0.14%	0.10%		0.09%

10. Liquidity.

At September 30, 2023, the Company had $420,550 thousand in cash balances. During the twelve months ending September 30, 2024, the Company expects to receive $257,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at September 30, 2023, the Company’s debt securities which qualify as collateral for borrowing totaled $3,810,723 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at September 30, 2023, the Company had pledged $680,735 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at September 30, 2023, the Company had pledged $964,139 thousand in debt securities at the Federal Reserve Bank. During the nine months ended September 30, 2023, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand, and at September 30, 2023, the Company’s borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand. At September 30, 2023, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,930,927 thousand. Debt securities eligible as collateral are shown at market value unless otherwise noted.

				(in thousands)
				9/30/23
Debt Securities Eligible as Collateral:
Corporate Securities				$2,480,972
Collateralized Loan Obligations rated AAA				540,315
Obligations of States and Political Subdivisions				145,246
Agency Mortgage Backed Securities				317,357
Securities of U.S. Government Sponsored Entities (Par Value)				326,833
Total Debt Securities Eligible as Collateral				$3,810,723

Debt Securities Pledged as Collateral:
Deposits by Public Entities				($680,735)
Short-Term Borrowed Funds (Deposit Sweep)				(229,278)
Other				(5,644)
Total Debt Securities Pledged as Collateral				($915,657)

Debt Securities Pledged at the Federal Reserve Bank				($964,139)

Estimated Debt Securities Available to Pledge				$1,930,927

11. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/23	9/30/22	Change	6/30/23

Shareholders’ Equity	$648,423	$538,988	20.3%	$651,862
Total Assets	6,567,288	7,177,025	-8.5%	6,582,740
Shareholders’ Equity/
Total Assets	9.87%	7.51%		9.90%
Shareholders’ Equity/
Total Loans	73.20%	55.05%		70.89%
Tangible Common Equity Ratio	8.17%	5.91%		8.20%
Common Shares Outstanding	26,649	26,911	-1.0%	26,648
Common Equity Per Share	$24.33	$20.03	21.5%	$24.46
Market Value Per Common Share	43.25	52.29	-17.3%	38.30

	(shares in thousands)
			%
	Q3’2023	Q3’2022	Change	Q2’2023
Share Repurchase Programs:
Total Shares Repurchased / Canceled	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(1)	(15)	n/m	-

			%
	9/30’23YTD	9/30’22YTD	Change

Total Shares Repurchased	274	3	n/m
Average Repurchase Price	$50.11	$58.66	n/m
Net Shares Repurchased (Issued)	264	(45)	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/23	9/30/22	Change	6/30/23
Assets:
Cash and Due from Banks	$420,550	$413,665	1.7%	$266,187

Debt Securities Available for Sale
Corporate Securities	1,814,424	2,138,508	-15.2%	1,901,504
Collateralized Loan Obligations	1,503,078	1,587,622	-5.3%	1,514,962
Agency Mortgage Backed Securities	239,728	296,689	-19.2%	259,190
Securities of U.S. Government sponsored
entities	279,364	272,525	2.5%	291,402
Obligations of States and Political
Subdivisions	69,639	80,987	-14.0%	79,400
Total Debt Securities Available for Sale	3,906,233	4,376,331	-10.7%	4,046,458

Debt Securities Held to Maturity
Agency Mortgage Backed Securities	84,347	112,371	-24.9%	91,141
Corporate Securities	726,951	720,154	0.9%	725,252
Obligations of States and Political
Subdivisions (3)	77,558	103,742	-25.2%	83,963
Total Debt Securities Held to Maturity (3)	888,856	936,267	-5.1%	900,356

Loans	885,850	979,033	-9.5%	919,583
Allowance For Credit Losses on Loans	(17,744)	(21,218)	-16.4%	(18,480)
Total Loans, net	868,106	957,815	-9.4%	901,103

Premises and Equipment, net	27,490	29,756	-7.6%	27,908
Identifiable Intangibles, net	404	644	-37.3%	463
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	333,976	340,874	-2.0%	318,592

Total Assets	$6,567,288	$7,177,025	-8.5%	$6,582,740

Liabilities and Shareholders’ Equity:
Deposits:
Noninterest-Bearing	$2,723,403	$3,069,907	-11.3%	$2,721,046
Interest-Bearing Transaction	1,138,220	1,338,855	-15.0%	1,133,006
Savings	1,732,849	1,949,711	-11.1%	1,735,083
Time	104,541	136,783	-23.6%	116,792
Total Deposits	5,699,013	6,495,256	-12.3%	5,705,927

Short-Term Borrowed Funds	115,341	76,886	50.0%	138,005
Other Liabilities	104,511	65,895	58.6%	86,946
Total Liabilities	5,918,865	6,638,037	-10.8%	5,930,878

Shareholders’ Equity:
Common Equity:
Paid-In Capital	471,862	474,732	-0.6%	471,510
Accumulated Other
Comprehensive Loss	(285,709)	(290,797)	-1.7%	(252,043)
Retained Earnings	462,270	355,053	30.2%	432,395
Total Shareholders’ Equity	648,423	538,988	20.3%	651,862

Total Liabilities and
Shareholders’ Equity	$6,567,288	$7,177,025	-8.5%	$6,582,740

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3’2023	Q3’2022	Change	Q2’2023
Interest & Fee Income:
Loans	$11,925	$12,208	-2.3%	$11,845
Equity Securities	152	127	19.7%	152
Debt Securities Available for Sale	47,994	39,100	22.7%	47,452
Debt Securities Held to Maturity	8,848	6,625	33.5%	8,930
Interest-Bearing Cash	3,929	2,742	43.3%	2,110
Total Interest & Fee Income	72,848	60,802	19.8%	70,489

Interest Expense:
Transaction Deposits	131	94	39.4%	104
Savings Deposits	886	290	205.5%	396
Time Deposits	78	86	-9.3%	82
Short-Term Borrowed Funds	38	17	123.5%	25
Total Interest Expense	1,133	487	132.6%	607

Net Interest Income	71,715	60,315	18.9%	69,882

Provision for Credit Losses	400	-	n/m	-

Noninterest Income:
Service Charges on Deposit Accounts	3,705	3,737	-0.9%	3,459
Merchant Processing Services	2,911	2,925	-0.5%	2,869
Debit Card Fees	1,717	1,594	7.7%	1,759
Trust Fees	783	810	-3.3%	810
ATM Processing Fees	640	594	7.7%	702
Other Service Fees	463	463	0.1%	458
Financial Services Commissions	78	79	-1.3%	103
Life Insurance Gains	278	923	n/m	-
Securities Losses	-	-	n/m	(125)
Other Noninterest Income	706	693	1.9%	665
Total Noninterest Income	11,281	11,818	-4.5%	10,700

Noninterest Expense:
Salaries and Related Benefits	11,820	11,311	4.5%	11,828
Occupancy and Equipment	5,065	5,064	0.0%	5,012
Outsourced Data Processing	2,473	2,434	1.6%	2,488
Limited Partnership Operating Losses	1,440	1,431	0.6%	1,440
Professional Fees	401	582	-31.1%	485
Courier Service	745	671	11.0%	611
Other Noninterest Expense	3,706	3,274	13.2%	3,975
Total Noninterest Expense	25,650	24,767	3.6%	25,839

Income Before Income Taxes	56,946	47,366	20.2%	54,743
Income Tax Provision	15,345	12,606	21.7%	14,495
Net Income	$41,601	$34,760	19.7%	$40,248

Average Common Shares Outstanding	26,648	26,906	-1.0%	26,648
Diluted Average Common Shares Outstanding	26,650	26,916	-1.0%	26,648

Per Common Share Data:
Basic Earnings	$1.56	$1.29	20.9%	$1.51
Diluted Earnings	1.56	1.29	20.9%	1.51
Dividends Paid	0.44	0.42	4.8%	0.42

			%
	9/30’23YTD	9/30’22YTD	Change
Interest & Fee Income:
Loans	$35,510	$37,481	-5.3%
Equity Securities	456	384	18.8%
Debt Securities Available for Sale	142,256	99,430	43.1%
Debt Securities Held to Maturity	26,758	10,040	166.5%
Interest-Bearing Cash	7,981	5,223	52.8%
Total Interest & Fee Income	212,961	152,558	39.6%

Interest Expense:
Transaction Deposits	329	273	20.5%
Savings Deposits	1,562	861	81.4%
Time Deposits	244	249	-2.0%
Short-Term Borrowed Funds	76	67	13.4%
Total Interest Expense	2,211	1,450	52.5%

Net Interest Income	210,750	151,108	39.5%

Reversal of Provision for Credit Losses (2)	(1,150)	-	n/m

Noninterest Income:
Service Charges on Deposit Accounts	10,629	11,006	-3.4%
Merchant Processing Services	8,417	8,922	-5.7%
Debit Card Fees (1)	5,118	6,175	-17.1%
Trust Fees	2,358	2,462	-4.2%
ATM Processing Fees	1,996	1,514	31.8%
Other Service Fees	1,320	1,392	-5.2%
Financial Services Commissions	270	314	-14.0%
Life Insurance Gains	278	923	n/m
Securities Losses	(125)	-	n/m
Other Operating	2,269	1,950	16.4%
Total Noninterest Income	32,530	34,658	-6.1%

Noninterest Expense:
Salaries and Related Benefits	35,715	34,643	3.1%
Occupancy and Equipment	15,562	14,666	6.1%
Outsourced Data Processing	7,405	7,294	1.5%
Limited Partnership Operating Losses	4,314	4,293	0.5%
Professional Fees	1,362	2,054	-33.7%
Courier Service	1,971	1,914	3.0%
Other Operating	11,370	9,407	20.9%
Total Noninterest Expense	77,699	74,271	4.6%

Income Before Income Taxes	166,731	111,495	49.5%
Income Tax Provision	44,431	28,805	54.2%
Net Income	$122,300	$82,690	47.9%

Average Common Shares Outstanding	26,718	26,889	-0.6%
Diluted Average Common Shares Outstanding	26,721	26,901	-0.7%

Per Common Share Data:
Basic Earnings	$4.58	$3.08	48.7%
Diluted Earnings	4.58	3.07	49.2%
Dividends Paid	1.28	1.26	1.6%

Footnotes and Abbreviations:
(1) The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2) A recovery of a previously charged off loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(3) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at September 30, 2023 and June 30, 2023, and $7 thousand at September 30, 2022.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized